Exhibit 99.1

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK In re ARALEZ PHARMACEUTICALS US INC., ET AL., Case No. 18-12425 (MG) Debtors Reporting Period: 9/1/18 to 9/30/18 Federal Tax I.D. # 47-4626948 CORPORATE MONTHLY OPERATING REPORT ATTACHED I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief. Signature of Authorized Individual Printed Name of Authorized Individual Date Title Page 1 of 12 REQUIRED DOCUMENTS FORM NO. DOCUMENT ATTACHED EXPLANATION Schedule of Cash Receipts and Disbursements MOR-1 Yes No Bank Reconciliation (or copies of debtor's bank reconciliations) MOR-1 (CON'T) Yes No Copies of bank statements Cash disbursements journals Statement of Operations MOR-2 Yes No Balance Sheet MOR-3 Yes No Status of Post-petition Taxes MOR-4 Yes No Copies of IRS Form 6123 or payment receipt Copies of tax returns filed during reporting period Summary of Unpaid Accounts Payable MOR-4 Yes No Listing of Aged Accounts Payable Accounts Receivable Reconciliation and Aging MOR-5 Yes No Payments to Insiders and Professionals MOR-6 Yes No Post Petition Status of Secured Notes MOR-6 Yes No Debtor Questionnaire MOR-7 Yes No /s/Michael Kaseta Michael Kaseta Chief Financial Officer October 31, 2018

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

In re ARALEZ PHARMACEUTICALS US INC., ET AL.,
Debtors

Case No. 18-12425 (MG)

Reporting Period: 9/1/18 to 9/30/18

Federal Tax I.D. # 47-4626948

LISTING OF DEBTOR ENTITIES & NOTES TO THE MONTHLY OPERATING REPORT

GENERAL:

The report includes activity from the following debtors (the "Debtors") and related case numbers:

Debtor	Federal Tax I.D. # [1]	Case
Aralez Pharmaceuticals US Inc.	6948	18-12425
Aralez Pharmaceuticals Holdings Ltd.	5824	18-12426
Aralez Pharmaceuticals Management Inc.	7166	18-12427
Aralez Pharmaceuticals R&D Inc.	9731	18-12428
Aralez Pharmaceuticals Trading Designed Activity Company	1627	18-12429
Halton Laboratories LLC	9342	18-12430
POZEN Inc.	7552	18-12431

General Notes:

[1] Last four digits of entity federal tax I.D. number.

On August 10, 2018 (the "Petition Date"), each of the Debtors filed voluntary petitions for relief under chapter 11 of title 11 of the United States Code (the "Bankruptcy Code") in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court"). The Debtors' chapter 11 cases are jointly administered for procedural purposes only under Aralez Pharmaceuticals US Inc., No. 18-12425 (MG) pursuant to an order entered by the Bankruptcy Court on August 14, 2018 [Docket No. 27]. On August 27, 2018, the United States Trustee for Region 2 (the "U.S. Trustee") appointed an official committee of unsecured creditors pursuant to section 1102(a) of the Bankruptcy Code [Docket No. 53]. The Debtors continue to operate their business and manage their properties as debtors in possession pursuant to sections 1107(a) and 1108 of the Bankruptcy Code.

The financial information herein has been derived from the books and records of the Debtors. This information, however, has not been subject to certain procedures that would typically be applied to financial information in accordance with generally accepted accounting principles in the United States of America ("U.S. GAAP"), and upon application of such procedures, the Debtors believe that the financial information could be subject to changes, which could be material. The information furnished in this report includes primarily normal recurring adjustments, but does not include all adjustments that would typically be made for financial statements prepared in accordance with U.S. GAAP, including but not limited to, adjustments for income tax provisions and related deferred tax asset and liability accounts and certain other asset and liability accounts.

The Debtors are filing their consolidated Monthly Operating Report solely for the purposes of complying with the monthly operating reporting requirements applicable in the Debtors' chapter 11 cases. The financial and supplemental information contained herein is presented on a preliminary and unaudited basis, remains subject to future adjustments and may not comply in all material respects with U.S. GAAP. This Monthly Operating Report should not be relied on by any persons for information relating to current or future financial conditions, events, or performance of any of the Debtors or their affiliates. Financial information presented in this Monthly Operating Report reflects results for Aralez Pharmaceuticals US Inc. and its affiliated debtors.

The results of operations contained herein are not necessarily indicative of results that may be expected for any other period or for the full year and may not necessarily reflect the combined results of operations and financial position of the Debtors in the future.

The Debtors reserve all rights to amend or supplement this Monthly Operating Report in all respects, as may be necessary or appropriate. Nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors' rights or an admission with respect to their chapter 11 cases.

Page 2 of 12

UNITED STATES BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK In re ARALEZ PHARMACEUTICALS US INC., ET AL., Case No. 18-12425 (MG) Debtors Reporting Period: 9/1/18 to 9/30/18 Federal Tax I.D. # 47-4626948 NOTES TO THE MONTHLY OPERATING REPORT Notes to MOR-1: Aralez Pharmaceuticals US Inc. makes disbursements on behalf of other Debtor entities. The amount included in the "cash disbursements" column for Aralez Pharmaceuticals US Inc. represents the disbursements made on behalf of each affiliated Debtor and for itself. Notes to MOR-2 & MOR-3: The information contained in MOR-2 & MOR-3 is provided to fulfill the requirements of the Office of the United States Trustee. All information contained in MOR-2 and MOR-3 is unaudited and subject to future adjustment. Notes to MOR-4: The Debtors have received approval to pay prepetition taxes, fees, including, without limitation, federal, state, and local U.S. taxes and/or Irish taxes as well as regulatory fees and licensing fees incurred in the ordinary course of business that are required to be paid to operate in various states pursuant to the Interim Order signed on August 14, 2018 [Docket No. 38] and Final Order signed on September 13, 2018 [Docket No. 100]. As such, taxes and fees have been paid when due except for amounts that are in dispute, if any. Notes to MOR-5: The Debtors reconcile and age individual customer accounts receivables in the normal course of the Debtors' operations. Notes to MOR-6: Of the total disbursements shown in the Schedule of Cash Receipts and Disbursements (MOR-1), no payments were made to Professionals. Page 3 of 12

In re ARALEZ PHARMACEUTICALS US INC., ET AL.,
Debtors

Case No. 18-12425 (MG)

Reporting Period: 9/1/18 to 9/30/18

MOR-1: SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

CASE NO.	CASE NAME	CASH RECEIPTS	CASH DISBURSEMENTS
18-12425	Aralez Pharmaceuticals US Inc.	$ 1,695,453	$ 2,891,245
18-12426	Aralez Pharmaceuticals Holdings Ltd.	-	3
18-12427	Aralez Pharmaceuticals Management Inc.	-	87,428
18-12428	Aralez Pharmaceuticals R&D Inc.	-	23,214
18-12429	Aralez Pharmaceuticals Trading Designed Activity Company	1,262,217	3,306,858
18-12430	Halton Laboratories LLC	-	-
18-12431	POZEN Inc.	31	-
	Total Debtors	**$ 2,957,702**	**$ 6,308,748**

FORM MOR-1
Page 4 of 12

In re ARALEZ PHARMACEUTICALS US INC., ET AL., Case No. 18-12425 (MG)
Debtors

Reporting Period: 9/1/18 to 9/30/18

MOR-1: BANK ACCOUNT RECONCILIATIONS[2]

Balance as of 9/30/2018

Legal Entity	Case Number	Bank/Account Description	Bank Name	Account Number [1]	Ending Bank Balance
Aralez Pharmaceuticals US Inc.	18-12425	Collection and Operating Account	Bank of America, N.A.	Ending in 1014	$8,914,232
Aralez Pharmaceuticals US Inc.	18-12425	Operating Account	Bank of America, N.A.	Ending in 5408	$0
Aralez Pharmaceuticals US Inc.	18-12425	Letter of Credit	Bank of America, N.A.	Ending in 3891	$281,731
Aralez Pharmaceuticals Management Inc.	18-12427	Operating Account	Bank of America, N.A.	Ending in 0507	$0
Aralez Pharmaceuticals R&D Inc.	18-12428	Operating Account	Bank of America, N.A.	Ending in 6058	$0
Halton Laboratories LLC	18-12430	Tax Account	Bank of America, N.A.	Ending in 6653	$5,915
POZEN Inc.	18-12431	Operating Account	Bank of America, N.A.	Ending in 3766	$0
POZEN Inc.	18-12431	Investment Account	U.S. Bank	Ending in 4611	$18,915
POZEN Inc.	18-12431	Investment Account	J.P. Morgan	Ending in 0341	$0
Aralez Pharmaceuticals US Inc.	18-12425	Government Rebate Account	Citibank, N.A.	Ending in 6701	$0
Aralez Pharmaceuticals Trading Designed Activity Company	18-12429	Operating Account	Allied Irish Bank (AIB)	Ending in 6584	$795,786
Aralez Pharmaceuticals Trading Designed Activity Company	18-12429	Investment Account	Allied Irish Bank (AIB)	Ending in 6567	$0
Aralez Pharmaceuticals Trading Designed Activity Company	18-12429	Operating Account	Allied Irish Bank (AIB)	Ending in 6028	48,354 euros
Aralez Pharmaceuticals Holdings Ltd.	18-12426	Operating Account	Allied Irish Bank (AIB)	Ending in 8285	$2,643
Aralez Pharmaceuticals Holdings Ltd.	18-12426	Investment Account	Allied Irish Bank (AIB)	Ending in 7067	$0
Aralez Pharmaceuticals Holdings Ltd.	18-12426	Operating Account	Allied Irish Bank (AIB)	Ending in 7069	59 euros

Notes:

[1] Last four digits of account number.

[2] Information is presented above for the Debtors' bank accounts. Balances are as of September 30, 2018. Copies of Bank Statements and Cash Disbursement journals were not included with the MOR. These items will be made available upon request.

FORM MOR-1 (CONT)
Page 5 of 12

In re Case No. 18-12425 (MG) ARALEZ PHARMACEUTICALS US INC., ET AL., Debtors Reporting Period: 9/1/18 to 9/30/18 MOR-2: STATEMENT OF OPERATIONS [1] Please refer to attached Statement of Operations contained within the appendix at the end of this document. Notes: [1] The financial statements contained in this exhibit are unaudited. While the Debtors have made every reasonable effort to ensure that these financial statements are accurate and complete based upon information that was available at the time of preparation, the subsequent receipt of information may result in material changes in the data contained in these financial statements, and inadvertent errors or omissions may exist. To the extent the Debtors discover additional information that may differ materially from the information set forth in the financial statements contained herein, the Debtors reserve all rights to amend, supplement or otherwise modify this Monthly Operating Report as they deem necessary or appropriate. FORM MOR-2 Page 6 of 12

In re Case No. 18-12425 (MG) ARALEZ PHARMACEUTICALS US INC., ET AL., Debtors Reporting Period: 9/1/18 to 9/30/18 MOR-3: BALANCE SHEET [1] Please refer to attached Balance Sheet contained within the appendix at the end of this document. Notes: [1] The financial statements contained in this exhibit are unaudited. While the Debtors have made every reasonable effort to ensure that these financial statements are accurate and complete based upon information that was available at the time of preparation, the subsequent receipt of information may result in material changes in the data contained in these financial statements, and inadvertent errors or omissions may exist. To the extent the Debtors discover additional information that may differ materially from the information set forth in the financial statements contained herein, the Debtors reserve all rights to amend, supplement or otherwise modify this Monthly Operating Report as they deem necessary or appropriate. FORM MOR-3 Page 7 of 12

In re ARALEZ PHARMACEUTICALS US INC., ET AL.,
Debtors

Case No. 18-12425 (MG)

Reporting Period: 9/1/18 to 9/30/18

MOR-4: STATUS OF POST-PETITION TAXES

	Existing Tax Liability 8/10/2018	Amount Withheld and/or Accrued	Amount Paid and/or (Refunds Received)	Ending Tax 9/30/2018
U.S. State Taxes	$ 996,778	$ -	$ -	$ 996,778
U.S. Federal Taxes	(498,766)	1,778,010	-	1,279,243
U.S. Local Taxes	(33,990)	-	-	(33,990)
Irish Taxes	-	-	-	-
Other Taxes and Fees incl. NYC Rent Tax	-	-	-	-
Payroll Taxes	(52,398)	(277,237)	289,395	(40,240)
Total Taxes	**$ 411,624**	**$ 1,500,772**	**$ 289,395**	**$ 2,201,791**

SUMMARY OF UNPAID POST-PETITION DEBTS[1]

	Current	Number of Days Past Due 0-30	31-60	61-90	Total
Combined	**$ 165,754**	**$ 7,454**	**$ 43,499**	**$ -**	**$ 216,707**

Notes:

[1] The Debtors' Summary of Unpaid Post-Petition Debts includes invoices received prior to and after the petition date. The invoices are aged from the date the invoices were received.

FORM MOR-4
Page 8 of 12

In re ARALEZ PHARMACEUTICALS US INC., ET AL., Case No. 18-12425 (MG) Debtors Reporting Period: 9/1/18 to 9/30/18 MOR-5: ACCOUNTS RECEIVABLE RECONCILIATION AND AGING Please refer to attached accounts receivable and aging schedule contained within the appendix. FORM MOR-5 Page 9 of 12

In re ARALEZ PHARMACEUTICALS US INC., ET AL., Case No. 18-12425 (MG) Debtors Reporting Period: 9/1/18 to 9/30/18 MOR-6: PAYMENTS TO INSIDERS Notes: [1] The Debtors define “insiders” to include directors and officers of the Debtor entities. The Debtors do not take any position with respect to: (a) such person’s influence over the control of the Debtors; (b) the management responsibilities or functions of such individual; (c) the decision-making or corporate authority of such individual; or (d) whether such individual could successfully argue that he or she is not an “insider” under applicable law, including the federal securities laws, or with respect to any theories of liability or for any other purpose. FORM MOR-6 Page 10 of 12 PAYMENTS TO INSIDERS Name Type of Payment Amount Paid Total Paid to Date Adrian Adams Bi-weekly Payroll, Expense Reimbursement, Retirement Match, Medical/Dental/Vision, Insurance Premiums $56,644 $116,274 Jennifer Armstrong Bi-weekly Payroll, Retirement Match, Medical/Dental/Vision, Insurance Premiums $29,938 $54,216 Scott Charles Medical/Dental/Vision $2,209 $4,427 Chris Freeland Bi-weekly Payroll, Expense Reimbursement, Retirement Match, Medical/Dental/Vision, Insurance Premiums $27,562 $49,836 Michael Kaseta Bi-weekly Payroll, Retirement Match, Medical/Dental/Vision, Insurance Premiums $34,591 $61,660 Andrew Koven Bi-weekly Payroll, Retirement Match, Medical/Dental/Vision, Insurance Premiums $38,555 $72,412 Redacted Professional Fees $0 $1,444 Sanjay Subramanian Bi-weekly Payroll, Retirement Match, Medical/Dental/Vision, Insurance Premiums $23,433 $41,693 Eric Trachtenberg Medical/Dental/Vision $3,069 $6,149 James Tursi NJ DBA Premium $0 $26 Redacted Monthly Payroll, Car Allowance, Expense Reimbursement, Dental, Retirement Match $23,102 $50,168 Total Payments To Insiders[1] $239,105 $458,307

In re ARALEZ PHARMACEUTICALS US INC., ET AL., Case No. 18-12425 (MG) Debtors Reporting Period: 9/1/18 to 9/30/18 MOR-6: PAYMENTS TO PROFESSIONALS MOR-6: DIP Financing (Term Loan) - Period to Date Summary of the DIP Financing: The DIP financing is in the form of a multi-draw senior secured super-priority term loan up to an aggregate principal of $5 million. FORM MOR-6 Page 11 of 12 Name of Creditor Beginning Balance Additional Draws Paydowns Ending Balance DIP Term Loan Financing $ 5,000,000 $ - $ - $ 5,000,000 PAYMENTS TO PROFESSIONALS Name Amount Paid During Month Total Paid To Date Willkie Farr & Gallagher LLP $0 $0 Alvarez & Marsal Healthcare Industry Group, LLC $0 $0 Moelis & Company $0 $0 Prime Clerk LLC $0 $0 RSM US LLP $0 $0 Brown Rudnick LLP $0 $0 Dundon Advisers LLP $0 $0 Berkeley Research Group $0 $0 McMillan LLP $0 $0 Katten Muchin Rosenman LLP $0 $0 Total Payments To Professionals $0 $0

In re ARALEZ PHARMACEUTICALS US INC., ET AL.,
Debtors

Case No. 18-12425 (MG)

Reporting Period: 9/1/18 to 9/30/18

MOR-7: DEBTOR QUESTIONNAIRE

Must be completed each month. If the answer to any of the questions is "Yes", provide a detailed explanation of each item. Attach additional sheets if necessary.	Yes	No
Have any assets been sold or transferred outside the normal course of business this reporting period?		X
Have any funds been disbursed from any account other than a debtor in possession account this reporting period?		X
Is the Debtor delinquent in the timely filing of any post-petition tax returns?		X
Are workers compensation, general liability or other necessary insurance coverages expired or cancelled, or has the debtor received notice of expiration or cancellation of such policies?		X
Is the Debtor delinquent in paying any insurance premium payment?		X
Have any payments been made on pre-petition liabilities this reporting period?	X[1]	
Are any post petition receivables (accounts, notes or loans) due from related parties?		X
Are any post petition payroll taxes past due?		X
Are any post petition State or Federal income taxes past due?		X
Are any post petition real estate taxes past due?		X
Are any other post petition taxes past due?		X
Have any pre-petition taxes been paid during this reporting period?	X[1]	
Are any amounts owed to post petition creditors delinquent?	X[2]	
Are any wage payments past due?		X
Have any post petition loans been received by the Debtor from any party?		X[3]
Is the Debtor delinquent in paying any U.S. Trustee fees?		X
Is the Debtor delinquent with any court ordered payments to attorneys or other professionals?		X
Have the owners or shareholders received any compensation outside of the normal course of business?		X

Notes:

[1] Pursuant to the relief requested under "First Day Motions" and their respective interim and final first day orders, certain payments have been made on prepetition obligations (e.g. Employee Wages [Docket No. 26 & 97], Taxes and Regulatory Fees [Docket No. 38 & 100], and Foreign Vendors [Docket No. 36 & 96]).

[2] Please refer to MOR-4 for a summary of the unpaid post-petition debts.

[3] The debtors received DIP financing in the form of a multi-draw senior secured super-priority team loan in the aggregate principal of $5 million as reflected on MOR-6.

FORM MOR-7
Page 12 of 12

ARALEZ PHARMACEUTICALS US INC., ET AL., (De btors in Pos s ession) Monthly Ope rating Re port Appe ndix For the Pe riod Ende d Se pte mbe r 30, 2018

INDEX TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULE (UNAUDITED) Page Unaudited Financial Statements Condensed Consolidated Balance Sheet…………………………………………………… ……….....3 Condensed Consolidated Statement of Operations………………………………………………….....4 Notes to Condensed Consolidated Financial Statements……………………………………………....5 Accounts Receivable Aging Schedule…………………………………………………...………….....6 T hese condensed consolidated financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. T his information is unaudited and is subject to further review and potential adjustments. T he accompanying notes are an integral part of these condensed consolidated financial statements. 2

U.S. BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
ARALEZ PHARMACEUTICALS US INC., et al.,
(Debtors in Possession)

CONDENSED CONSOLIDATED BALANCE SHEET
(UNAUDITED)

ASSETS		
Current Assets:		
Cash	$	9,739,946
Accounts Receivable, net		52,004,408
Inventory		2,333,428
Prepaid and Other Assets		2,681,302
Intercompany Receivables		448,555,577
Total Current Assets		515,314,662
Property, Plant and Equipment, net of accumulated depreciation		218,432
Goodwill		4,978,596
Intangible assets at cost, net of accumulated amortization		213,889,271
Investment in Subsidiary		170,640,701
Other Long Term Assets		4,616,643
Total Assets	$	909,658,304
LIABILITIES AND SHAREHOLDERS' EQUITY*		
Current Liabilities:		
Accounts Payable	$	3,230,609
Accrued Expenses		68,096,624
Short-Term Contingent Consideration		10,294,355
Intercompany Payables		598,420,086
Total Current Liabilities		680,041,674
Long-Term Contingent Consideration		61,319,986
Other Long Term Liabilities		4,451,785
Total Liabilities		745,813,445
Shareholders' Equity		163,844,860
Total Liabilities and Shareholders' Equity	$	909,658,304

*The balance sheet does not include outstanding long-term debt of approximately $278mm.

These condensed consolidated financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying notes are an integral part of these condensed consolidated financial statements.

3

U.S. BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
ARALEZ PHARMACEUTICALS US INC., et al.,
(Debtors in Possession)

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	For the Period September 1, 2018 through September 30, 2018
Revenues:	
Net Sales	6,072,975
Other Revenues	1,214,329
Total Net Revenue	7,287,303
Costs and Expenses:	
Cost of Product Revenues	2,509,183
Gross Margin	4,778,120
Operating Expenses:	
Selling, General and Administrative	860,154
Amortization of Intangible Assets	3,464,396
Restructuring Expense	4,509,963
Total Costs and Expenses	8,834,513
Income / (Loss) from operations	(4,056,392)
Interest Expense on Notes due to Affiliate entities	(4,224,885)
Other Income / (Expense), net	249,389
Earnings / (Loss) before incoming taxes	(8,031,889)
Income Tax Expense	(1,795,777)
Net Income / (Loss)	(6,236,112)

These condensed consolidated financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying notes are an integral part of these condensed consolidated financial statements.

4

U.S. BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK
ARALEZ PHARMACEUTICALS US INC., et al.,
(Debtors in Possession)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

1. BASIS OF PRESENTATION

The accompanying condensed consolidated financial statements of the Debtors have been prepared solely for the purpose of complying with the monthly reporting requirements of the Bankruptcy Code (referred to herein as the "Monthly Operating Report"). The Monthly Operating Report is limited in scope, covers a limited time period and the schedules contained herein were not audited or reviewed by independent accountants nor are they intended to reconcile to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. The Debtors reserve all rights to supplement or amend any scheduled contained in this Monthly Operating Report.

The information presented herein is subject to further review and potential adjustments, and has not been subject to all procedures that would typically be applied to financial information presented in accordance with Generally Accepted Accounting Principles in the United States of America ("US GAAP"), including, but not limited to, accruals, tax provision and other recurring adjustments considered necessary by management to fairly state the financial position and results of operations for the interim period(s) presented. Furthermore, the Monthly Operating Report does not contain all disclosures that would be required for presentation with US GAAP and there can be no assurance that, from the perspective of an investor or potential investor, the Monthly Operating Report is complete. As part of their restructuring efforts, the Debtors are reviewing their assets and liabilities on an ongoing basis, including without limitation with respect to intercompany claims and obligations, and nothing contained in this Monthly Operating Report shall constitute a waiver of any of the Debtors' rights with respect to such assets, liabilities, claims and obligations that may exist.

The Debtors' condensed consolidated financial statements presented herein have been prepared on a going concern basis, which contemplates continuity of operations, realization of assets and liquidation of liabilities in the ordinary course of business. Furthermore, the condensed consolidated financial statements contained herein have been prepared following the guidance in Financial Accounting Standards Codification 852 "Reorganizations." The Debtors continue to analyze and reconcile the liabilities reflected on the balance sheet, and, therefore, the amounts reflected herein are current estimates and subject to change as additional analysis and decisions are completed.

The Debtors caution readers not to place undue reliance upon the information contained in this Monthly Operating Report. The results herein are not necessarily indicative of results which may be expected from any other period or for the full year and may not necessarily reflect the combined results and financial position of the Debtors in the future.

These condensed consolidated financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors' affiliates. This information is unaudited and is subject to further review and potential adjustments. The accompanying notes are an integral part of these condensed consolidated financial statements.

5

U.S. BANKRUPTCY COURT SOUTHERN DISTRICT OF NEW YORK ARALEZ PHARMACEUTICALS US INC., e t al., (Debtors in Pos s ession) ACCOUNTS RECEIVABLE AGING SCHEDULE September 30, 2018 (UNAUDITED) Current accounts receivable $ 50,226,289 Past due: 1 - 30 Days 31 - 60 Days 61 - 90 Days Over 90 Days Total gross accounts receivable 17,524,727 2,843,259 68,668 356,222 71,019,165 Reserve for Chargebacks Reserve for Cash Discounts Reserve for Sales Cutoff Total accounts receivable reserves 17,784,617 974,331 255,810 19,014,758 Accounts receivable, net $ 52,004,408 T hese condensed consolidated financial statements and accompanying notes do not purport to represent financial statements prepared in accordance with Generally Accepted Accounting Principles in the United States of America, nor are they intended to be fully reconciled to any financial statements otherwise prepared or distributed by the Debtors or any of the Debtors’ affiliates. T his information is unaudited and is subject to further review and potential adjustments. T he accompanying notes are an integral part of these condensed consolidated financial statements. 6